Patheon Fiscal 2013 Third Quarter Results September 5, 2013 Exhibit 99.2

Forward-looking statements
This presentation contains forward-looking statements or information which reflect our expectations regarding possible events, conditions, our future growth, results of operations, performance, and business prospects and opportunities. All statements, other than statements of historical fact, are forward-
looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results in future periods to differ materially from those expressed or implied by such forward-looking statements, including risks related to acquisitions and divestitures, our operational excellence initiatives and transformation activities, our exposure to complex production issues, our substantial financial leverage, international operations, competition, government regulations, customer demand, potential environmental, health and safety liabilities, existence of a majority shareholder, and product liability claims. For additional information regarding risks and uncertainties that could affect our business and our financial results, please see our Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and our subsequent filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements are made as of the date hereof, and except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.
Use of Non-GAAP Financial Measures
Commencing in fiscal 2013, we revised our calculation of Adjusted EBITDA to exclude stock-based compensation expense, consulting costs related to our operational initiatives, purchase accounting adjustments, and acquisition-related litigation expenses. We believe that excluding these items from Adjusted
EBITDA better reflects our underlying performance. Based on the revisions to the definition of Adjusted EBITDA, we have recast the presentation of
Adjusted EBITDA for the three and nine months periods ended July 31, 2012 to be consistent with the current period presentation. Our Adjusted EBITDA is now income (loss) from continuing operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-offs recorded in gross profit), gains and losses on sale of capital assets, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, consulting costs related to our operational initiatives, purchase accounting adjustments, acquisition-related litigation expenses and other income and expenses. Adjusted EBITDA margin is Adjusted EBITDA as a percentage of revenues. Since Adjusted EBITDA is a non-GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other issuers. Readers are cautioned that
Adjusted EBITDA should not be construed as an alternative to net income (loss) determined in accordance with U.S. GAAP as an indicator of performance.
Adjusted EBITDA is used by management as an internal measure of profitability. We have included Adjusted EBITDA because we believe that this measure is used by certain investors to assess our financial performance before non-cash charges and certain costs that we do not believe are reflective of our underlying business. A reconciliation of Adjusted EBITDA to the closest U.S. GAAP measure is included with the financial statements in this press release.

•
Revenues increased by 30.4% from prior year
•
Gross profit improved by $15.6 million or 28.1% compared to the same period last year
•
Adjusted EBITDA increase of $4.6 million from prior year
•
Banner integration complete and yielding benefits
•
On track to achieve more than $1 billion in revenue in fiscal year 2013
Fiscal 2013 third quarter highlights

Strengthen
core operations
Sell business
differently
Enter logical
adjacencies
Drive industry
consolidation
•
Delivered $42M in
Adjusted EBITDA
savings in 2012 and on
track to deliver above
$30M in 2013
•
Right First Time and On
Time Delivery metrics
continue to improve
across our facilities
•
Talent upgrades across
several facilities
•
Executive sponsor
program for key
accounts driving right
level of dialogue
•
New project proposals
continue to grow across
many customers
•
Banner integration
complete and yielding
attractive results
•
Additional technology
and/or company
opportunities being
explored linked to
differentiated model
•
High degree of consolidation activity
underway across CDMO industry
•
Customer market research indicates
that building an integrated offering at
scale is an attractive proposition
Strategy

Key accomplishments
CMO
Revenue increased by 35.4% compared to the
same quarter last year, including Banner
Factory performance, improved customer matrix,
Right First Time, On Time Delivery
PDS
Strong revenue of $37.9 million 7.1% year-over-year growth Ongoing results from operating excellence and top line growth
Product Updates
FDA approval of Calcitriol Positive results from Entericare
(fish oil) clinical trial
First-to-file PIV ANDA for
Diclofenac

203.7
210.0
213.5
253.9
265.7
100
120
140
160
180
200
220
240
260
Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Revenues increased by $62.0 million from prior year
Banner represented $66.4 million of the increase
Revenues
(U.S. $ in millions)
30.4% yr-yr revenue growth

55.5 55.4
42.4
57.0
71.1
10
15
20
25
30
35
40
45
50
55
60
65
70
75
Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Gross profit increased by $15.6 million from prior year
Gross Profit
(U.S. $ in millions)
28.1% yr-yr gross profit growth

7 Adjusted EBITDA increase of $4.6 million from prior year 36.4 36.5 19.8 34.4 41.0 -15 -5 5 15 25 35 45 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Adjusted EBITDA (U.S. $ in millions)

Summary financial results
Three months ended July 31,
Statement of Operations 2013 2012 Change
(in millions of U.S. dollars) $ $ $
Revenues 265.7 203.7 62.0
Gross Profit 71.1 55.5 15.6
Selling, general and administrative expenses 44.8 29.9 14.9
Operating income 16.6 25.5 (8.9)
Income from continuing operations 4.3 15.5 (11.2)
Adjusted EBITDA 41.0                       36.4                       4.6
Balance Sheets
Q3 2013 Q4 2012
Cash and cash equivalents 40.9 39.4
Inventories 144.3 82.3
Intangible assets 70.6 -
Goodwill 45.3 3.5
Deferred tax liabilities (LT & ST) 57.7 23.0
Total debt (LT & ST) 610.4 313.1
Undrawn lines of credit 63.4 64.4

•
Provide industry leading customer experience
–
Right First Time
–
On Time Delivery
•
Exceed industry growth rates
•
Continue to improve financial results
–
Margin expansion
–
Free cash flow
–
Enhance shareholder value
2013 priorities

10 Thank you

Appendix
ADJUSTED EBITDA BRIDGE
Three months ended July 31, Nine months ended July 31,
2013 2012 2013 2012
$ $ $ $
Total Adjusted EBITDA
41.0 36.4 95.2 51.0
Depreciation and amortization
(12.4) (9.3) (35.6) (30.8)
Repositioning expenses
(4.5) (0.1) (11.0) (6.9)
Acquisition and integration costs
(1.2) — (15.4) —
Interest expense, net
(12.6) (6.8) (35.0) (19.8)
Impairment charge
(1.2) — (11.3) (57.9)
Gain on sale of capital assets
— — 1.6 —
(Provision for) benefit from income taxes
(0.9) (3.3) 5.5 (3.6)
Refinancing expenses
— — (29.2) —
Operational initiatives related consulting costs
(0.4) (1.0) (2.3) (13.3)
Acquisition-related litigation expenses
(4.0) — (4.0) —
Stock-based compensation expense
(0.7) (0.7) (2.4) (2.5)
Purchase accounting adjustments
— — (5.0) —
Other
1.2 0.3 2.0 0.5
Income (loss) from continuing operations
4.3 15.5 (46.9) (83.3)